UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2007

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Not applicable.

(b)  In accordance with the provision of our Principles of Corporate Governance that require a director of the Company to offer his or her resignation for consideration by the Corporate Governance and Nominating Committee (the “Committee”) of our Board of Directors (the “Board”) upon a substantial change in a director’s principal occupation or business association during his or her tenure as a director, Michael W. Luce offered his resignation as a director of the Company. On February 8, 2007, the Committee recommended to the Board that the resignation be accepted, and on that date the Board accepted Mr. Luce’s resignation. There were no disagreements between Mr. Luce and the Company on any matter relating to the Company’s operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: February 8, 2007	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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